UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 2 to
FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2012

ICONIC BRANDS, INC.
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(Exact name of Registrant as specified in its charter)

Nevada	000-53162	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Iconic Brands, Inc.
c/o David Lubin & Associates, PLLC
10 Union Avenue
Lynbrook, NY 11563
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 (Address of principal executive offices)

(516) 887-8200
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(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as Amendment No. 2 to the Current Report on Form 8-K filed by Iconic Brands, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on November 7, 2012 (the “Original Report”) for the purpose of referencing the correct company year as December 31, 2009 rather than July 2, 2007 in the second paragraph on page 2 of the Original Report. This Amendment also corrects the date that the auditor commenced being the independent registered public accounting firm for the Company. In accordance with Rule 12b-15, this Amendment amends and restates Section 4, Item 4.01 in its entirety. Attached to this Amendment as an exhibit is an updated letter from the former auditor.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 7, 2012, Iconic Brands, Inc. (the “Registrant”) dismissed its principal independent accountants by notifying Michael T. Studer CPA PC (“Studer”) that it was terminating Studer as the Registrant’s independent registered public accounting firm. On said date, the Registrant retained ZS Consulting Group LLP (“ZS”) as its principal independent accountants. The decision to terminate the services of Studer and retain ZS as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of Studer

Studer was the independent registered public accounting firm for the Registrant from June 10, 2009 until November 7, 2012. None of Studer's reports on the Registrant’s financial statements for the year ended December 31, 2009 or for the year ended December 31, 2010  (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Studer, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Studer served as the Registrant’s principal independent accountants.

However, the report of Studer dated October 26, 2012 on our financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 in the December 31, 2010 Form 10-K/A contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Studer with a copy of this disclosure and has requested that Studer furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Studer addressed to the Securities and Exchange Commission dated November 16, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of ZS

Prior to November 7, 2012, the date that ZS was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult ZS regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by ZS that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult ZS regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No	Description
16.3	Letter, dated November 16, 2012, from Michael T Studer CPA PC to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Date: November 16, 2012	By:	/s/Richard DeCicco
Name: Richard DeCicco
Title: President